



Energy Recovery Inc

Expanding Energy Efficient Technologies to New Horizons

November 14, 2011

Safe Harbor

This presentation contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include statements about market trends, possible future revenue growth, and business strategy. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

If the risks or uncertainties occur or the assumptions prove incorrect, then our results may differ materially from those set forth or implied by the forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties, and other factors that could cause actual results to differ materially. A detailed discussion of these factors and uncertainties is contained in the reports of the Company files with the U.S. Securities and Exchange Commission. We assume no obligation to update any forward-looking statements made in this presentation except as required by law.

Energy Recovery Inc



Background

- Established in 1992, Headquarters in California
- Nasdaq: ERII
- Market Cap ~ $140M
- Revenue: $35M
- Employees: 102
- Global Presence: Offices in Dubai, Madrid, Shanghai
- Saving ~10 billion kWh energy per year

Solutions & Markets

- High-Efficiency ERDs and Pumps
- Manufacturing Expertise for Fluid Flow Applications
- Market Leader in ERDs – Over 60% market share
- Solutions for Desalination, Oil & Gas, Water Distribution
- Products: PX™ Pressure Exchanger, TurboCharger, RO Pumps
- More than 12,000 Installations Globally

Key Financial Metrics

Key Statistics as of Q3 2011 (000's):	
Unrestricted Cash	$ 45,430
Shares Outstanding	52,640
Market Capitalization[1]	$ 138,443
Debt	$ 239

(1) Market Cap as of November 10, 2011



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Revenue ($ in 000's)
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)
$(0.40)
Earnings Per Share - Diluted
$4,045
$4,047
$10,689
$20,058
$35,414
$52,119
$47,014
$45,853
$34,945
$0.01
$(0.02)
$0.02
$0.06
$0.14
$0.18
$0.07
$(0.07)
$(0.30)
2003
2004
2005
2006
2007
2008
2009
2010
LTM
Revenue
EPS - diluted

Clients

Water Remains a Global Crisis



97.5%
SEAWATER
2.5%
FRESHWATER
30%
GROUNDWATER
70%
ICE & SNOW COVER MOUNTAINS

Less than 1% is Fresh


Guizhou Province, China
Severe drought

Lake Mead
Arizona / Nevada



Years of drought
Rajasthan, India



- Per capita consumption increasing
- Population growing
- Rivers and lakes are being drained
- Water tables are plummeting

☑ Recycle

☑ Reuse

Not Enough!



Desalination

Desalination — Affordable Solution


$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$/m3
Steam
Elec. Power
Maintenance
Capex charges
London
Tokyo
NYC
Municipal Water Cost*
1972
Thermal
1982
SWRO
1992
SWRO
2002
SWRO
2010
SWRO

* Average water cost for Barcelona, Los Angeles, Perth, San Diego and Sydney
Source: 2010 GWI Water Tariff Survey

Energy Recovery Device (ERD) Industry Forecast


(in thousands)
Global capital expenditure on ERDs
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
GWI ERD Market – Actual
GWI ERD Market – Forecast

Source: GWI Market Forecast (June 2011)

ERD Market vs. ERI Revenues (Shifted by 1 Year)



(in thousands)
Spending on water is:
→ Extremely conservative
→ Affected by politics
→ Tied to capital markets
→ Very unpredictable
Collapse of Credit Markets
{1-Year Time Shift}
Global capital expenditure on ERDs
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
GWI ERD Market – Actual
GWI ERD Market – Forecast
ERI Revenue

Source: GWI Market Forecast (June 2011)

Long-Range Global Trend vs. ERI Market Trend



(in thousands)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Global capital expenditure on ERDs
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Recent Awards:
→ Perth II (Australia)
→ Al Zawrah (UAE)
→ Candelaria (Chile)
$5 Million
Industry Growth Forecast
(10+ % CAGR)
ERI
Expected to mirror industry
GWI ERD Market – Actual
GWI ERD Market – Forecast
ERI Revenue

Source: GWI Market Forecast (June 2011)

Long-Range Global Trends



(in thousands)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Global capital expenditure on ERDs
GROWTH
• Moderate competition
• High ASPs
• High GM
• Larger projects
COMPRESSION
• Higher competition
• Lower ASPs
• Lower GM
• Smaller projects
GROWTH*
• Moderate competition
• Moderate ASPs
• Higher GM
• New markets – China, India, South America, USA (?)
ERI
*Estimated growth
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017
GWI ERD Market – Actual
GWI ERD Market – Forecast
ERI Revenue

Source: GWI Market Forecast (June 2011)

Rapidly Growing Market


Headquarters
San Leandro, California
Madrid, Spain
Dubai, UAE
Shanghai, China
ERI
ENERGY RECOVERY INC
Sales Offices
Device Installations







The Technology

Desalination *With* Energy Recovery

ERI-PX Technology


Membrane
Low pressure fresh water exits the plant 40%
High pressure seawater
High pressure pump flow 40%
Pump
High pressure seawater flow 60%
High pressure reject stream flow 60%
Low pressure seawater enters the plant
Low pressure reject stream
ERI

- PX Pressure Exchanger™ technology is up to 98% efficient
- Reduces energy consumption by ~ 60% (10 kWh/K gal)

Unique Technology and Elegant Design





- Only one moving part
- Engineered ceramics
  - Tremendous durability
  - No corrosion
- 98% efficiency
- 25-year design life
- No scheduled maintenance
- Low life-cycle costs
- Minimal footprint
- Protected by US and foreign patents

Competitive Matrix


Low Capex vs. High Efficiency
Isobaric (95%)
Centrifugal (80%)
ERI
FLOWSERVE
ERI
FEDCO

ERI ENERGY RECOVERY INC







Moving Beyond Water

Core Competencies





Beyond Water



Material Science
Advanced Ceramics



Energy Recovery
Fluid Dynamics

ERI Materials Science Expertise

New Addressable Markets



HIGH TECH STRUCTURAL CERAMICS



ALUMINA RAW MATERIAL
BLENDING & SPRAY DRY PROCESS
PROCESSED POWDER
PRESSING PROCESS
GREEN MACHINING
FIRING PROCESS
HARD GRINDING
FINISHED CERAMIC COMPONENT
Continuous Research & Development
ADVANCED CERAMIC MATERIAL SCIENCE

Targeting an Addressable Market 12 Times the Size of Desalination


$2.4 Billion
Total Addressable Market
Oil & Gas
Chemical / Food
Processing
Ceramics
Water
Mining
Desalination

$200 Million Addressable Market

Evolving Rapidly to Many Products, Many Markets



One product,
One market

ERI ENERGY RECOVERY INC

THANK YOU!

Appendix

Barcelona (Spain) 200,000 m³/ day (53 MGD)



Al Shoaibah (Saudi Arabia) 150,000 m³/day (40 MGD)



ERI PX is Superior to Competitor's Products


PX vs. DWEER Footprint

DWEER

- Complicated double chamber
- 7 moving parts
- Metallic
- 4x larger footprint
- Primary competition





Pelton Wheels / Hydraulic Turbochargers

- Maximum 80% efficiency

Rapid Growth & Execution

→ Mega Plants

→ Achieving 60% global market share






Project	Company	m^3/d
Hadera, Israel	IDE	388,000
Torrevieja, Spain	ACCIONA Agua	240,000
Barcelona, Spain	DEGREMONT	200,000
Hamma, Algeria	GE Water	200,000
Beni Saf, Algeria	GEIDA	200,000
Tlemcen Souk Tleta, Algeria	HYFLUX	200,000
Mostaganem, Algeria	INIMA | AQUALIA	200,000
Tlemcen Hounaine, Algeria	GEIDA	200,000
Shuaibah III, Saudi Arabia	DOOSAN	150,000
Adelaide, Australia	ACCIONA Agua	150,000
Shuwaikh, Kuwait	DOOSAN	140,000
Perth, Australia	DEGREMONT	140,000
Cape Preston, Australia	IDE	140,000
Fouka, Algeria	ACCIONA Agua	120,000
Chennai Minjur, India	BEFESA	100,000
Skikda, Algeria	GEIDA	100,000
Tianjin, China	HYFLUX	100,000
Oued Sebt, Algeria	BIWATER	100,000
Hamriyah, UAE	AQUA Engineering	90,000
Paraguana, Venezuela	ACCIONA Agua	75,000
Bajo Almanzora, Spain	BEFESA | AQUALIA	65,000
Alicante II, Spain	INIMA	65,000
Swakopmund, Namibia	KEYPLAN	65,000
Cartagena, Spain	COBRA | TEDAGUA	63,000
Tordera, Spain	ACCIONA | AQUALIA	60,000
Larnaca, Cyprus	IDE	60,000
Dhekelia, Cyprus	CADAGUA	40,000